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                                                                    EXHIBIT 99.2


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          J. C. PENNEY COMPANY, INC.

                      ----------------------------------

                         JCP MASTER CREDIT CARD TRUST

                      ----------------------------------

                       9.625% ASSET BACKED CERTIFICATES
                                   SERIES C
                              CUSIP NO. 466115AC6


               Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated October 15, 1997, and as supplemented by the Series C Supplement dated as of April 9, 1990, as amended by Amendment No. 1 dated October 15, 1997, (as amended and supplemented, the "Pooling and Servicing Agreement") by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Funding Date of July 15, 1999, and with respect to the performance of the Trust during the month of June, 1999, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution (Stated on the Basis
     ---------------------------------------------------------------------------
     of $1,000 Original Certificate Principal Amount) for this Series.
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
     1.        The total amount of the distribution to Certificateholders per
               $1,000 original Certificate Principal amount.........              $ 00.00

     2.        The amount of the distribution set forth in paragraph 1 above allocable to Certificate Principal, per $1,000 original
               Certificate Principal amount.........................              $  0.00
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
     3.        The amount of the distribution set forth in paragraph 1 above allocable to Certificate Interest, per $1,000 original
               Certificate Principal amount.................................     $    00.00

B.   Information Regarding the Funding Accounts (Stated on the Basis of $1,000
     -------------------------------------------------------------------------
     Original Certificate Principal Amount) for this Series.
     ------------------------------------------------------

     1.        The total amount on deposit in the Principal Funding Account allocable to Certificate Principal per $1,000 original
               Certificate Principal amount.................................     $ 1,000.00

     2.        The total amount on deposit in the Interest Funding Account allocable to Certificate Interest, per $1,000 original
               Certificate amount...........................................     $     0.00

C.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collection of Principal Receivables
          -----------------------------------

               (a)  The aggregate amount of Collections of Principal Receivables processed which were allocated in respect of the
                    Certificates of this Series.............................     $       (0)

               (b)  The Discounted Percentage in respect of the Collections of
                    Principal Receivables set forth in paragraph 1.(a)
                    above...................................................           0.00%

               (c)  The net amount of Collections of Principal Receivables processed which were allocated in respect of the
                    Certificates of this Series.............................           0.00

     2.        Collection of Finance Charge Receivables
               ----------------------------------------

               (a)  The aggregate amount of Collections of Finance Charge
                    Receivables processed which were allocated in respect of the
                    Certificates of this Series.............................     $       (0)
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
          (b)  The aggregate amount of Discount Option Receivable Collections which were allocated in respect of the Certificates of this
               Series..................................                                   $          0.00

          (c)  The aggregate amount of Collections of Finance Charge Receivables processed in respect of the Certificates of other Series which were allocated in respect of the Certificates of this
               Series..................................                                   $          0.00

          (d)  The net amount of Collections of Finance Charge Receivables which were allocated in respect of the Certificates of this
               Series..................................                                   $            (0)

     3.         Net Recoveries
                --------------

          The aggregate amount of Net Recoveries which were allocated in respect
          of the Certificates of this Series...........                                   $          0.00

     4.         Principal Receivables in the Trust
                ----------------------------------

          (a)  The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of such month (which reflects the Principal Receivables represented by the JCPR Amount and by
               the Aggregate Investor Amount)..........                                   $ 1,350,333,077

          (b)  The amount of Principal Receivables in the Trust represented by the Aggregate Investor Amount as of the end of the day on the
               last day of such month..................                                   $ 1,022,846,143

          (c)  The Aggregate Investor Amount set forth in paragraph 4(b) above as a percentage of the aggregate amount of Principal Receivables
               set forth in paragraph 4(a) above.......                                             75.75%

          (d)  The Aggregate Investor Amount for this Series as a percentage of the aggregate amount of Principal Receivables in the Trust as set
               forth in paragraph 4(a) above...........                                              0.00%
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5.        Delinquent Balances
          -------------------

          The aggregate amount of outstanding balances in the Accounts in the Trust which were delinquent as of the end of the day on the last day of such month:

                                                                                    Aggregate
                                                                                     Account
                                                                                     Balance
                                                                                     -------

          (a) 1 month:...................................................        $ 37,989,458
          (b) 2 months:..................................................          15,293,023
          (c) 3 months:..................................................          10,623,138
          (d) 4 months:..................................................           9,377,413
          (e) 5 months:..................................................                0.00
          (f) 6 or more months:..........................................                0.00

                                  Total:                                         $ 73,283,032

     6.   Investor Default Amount
          -----------------------

           The aggregate amount of the Investor Default Amount which was allocated in respect of the Certificates of this
           Series.........................................................       $      0.00

     7.   Investor Charge Offs;
          ---------------------
          Reimbursement of Charge Offs
          ----------------------------

              (a)  The aggregate amount of Investor Charge Offs which was allocated in respect of the Certificates of this
                   Series................................................        $      0.00

              (b)  The amount of the Investor Charge Offs set forth in paragraph
                   7(a) above, per $1,000 original Certificate Principal amount
                   (which will have the effect of reducing pro rata, the amount of each Certificateholder's investment) allocated to this
                   Series................................................        $      0.00

              (c)  The aggregate amount reimbursed to the Trust in the current month from drawings under the Letter of Credit in respect of
                   Investor Charge Offs in prior months..................        $      0.00
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
          (d)  The amount set forth in paragraph 7(c) above, per $1,000 original
               Certificate Principal amount (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment) allocated to this
               Series.............................................                   $         0.00

     8.   Investor Monthly Servicing Fee
          ------------------------------

          The amount of the Investor Monthly Servicing Fee for this Series for the preceding Monthly Period payable by the Trust to the
          Servicer................................................                   $            0

     9.   Investor Monthly Facility Fee
          -----------------------------

          The amount of the Investor Monthly Facility Fee for this Series for the preceding Monthly Period payable by the Trust to
          JCPR....................................................                   $            0

     10.  Available L/C Amount
          --------------------

          The Available L/C Amount as of the close of business on the
          Distribution Date specified above for this Series......                    $   18,750,000

D.   The Pool Factor.
     ---------------

          The Pool Factor (which represents the ratio of the Adjusted Investor
          Amount for this Series as of the end of the last day of such month to the applicable Initial Investor Amount). (The amount of a
          Certificateholder's pro rata share of the Investor Amount can be determined by multiplying the original denomination of the Holder's
          Certificate by the Pool Factor).........................                        0.0000000
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                    J. C. PENNEY COMPANY, INC.,
                              as Servicer



               By: /s/ J. A. Hekele
                  --------------------------------
                  Title: Senior Accounting Manager

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